UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2016

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4725 Piedmont Row Drive, Suite 110
Charlotte, North Carolina 28210
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 554-5901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 12, 2016, Capital Bank Financial Corp. (“Capital Bank Financial”) and CommunityOne Bancorp (“CommunityOne”) issued a press release announcing that they had received regulatory approval from the Federal Reserve, the FDIC and the North Carolina Office of the Commissioner of Banks to complete their previously announced merger. A copy of that press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
Exhibit 99.1	Capital Bank Financial Corp. and CommunityOne Bancorp Press Release dated October 12, 2016.

.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date:	October 12, 2016	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1	Capital Bank Financial Corp. and CommunityOne Bancorp Press Release dated October 12, 2016.